As filed with the Securities and Exchange Commission on January 11, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 11, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(800) 299-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

On January 11, 2008, Bank of America Corporation (the “Registrant”) and Countrywide Financial Corporation (“Countrywide”) announced they had signed an Agreement and Plan of Merger dated as of January 11, 2008 (the “Merger Agreement”). The Merger Agreement has been approved by the Boards of Directors of the Registrant and Countrywide and is subject to customary closing conditions, including regulatory and Countrywide stockholder approvals. A copy of a press release announcing the merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About This Transaction

In connection with the proposed merger, the Registrant will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Countrywide that also constitutes a prospectus of the Registrant. Countrywide will mail the proxy statement/prospectus to its stockholders. The Registrant and Countrywide urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from the Registrant’s website (www.bankofamerica.com) under the tab “About Bank of America” and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Countrywide’s website (www.countrywide.com) under the tab “Investor Relations” and then under the heading “SEC & Other Filings.”

Participants in This Transaction

The Registrant, Countrywide and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Countrywide stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Countrywide stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Registrant’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2007. You can find information about Countrywide’s executive officers and directors in definitive proxy statement filed with the SEC on April 27, 2007. You can obtain free copies of these documents from the Registrant and Countrywide using the contact information above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated January 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:
TERESA M. BRENNER Associate General Counsel

Dated: January 11, 2008